Note 12 - Inventories (Details Textual) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Inventory, LIFO Reserve, Effect on Income, Net, Total	$ 30,400	$ 9,800
Effect Of LIFO Earnings Per Share Basic	$ (3.14)	$ (1)
Effect Of LIFO Earnings Per Share Diluted	$ (3.14)	$ (1)
Effect of LIFO Inventory Liquidation on Income	$ 28,700	$ 0